SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 22, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
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              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
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                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

           On April 22, 2004 Hancock Holding Company issued a press release announcing that its officers will address financial analysts from across the nation attending the 8th annual Gulf South Bank Conference. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 22, 2004, headed "Hancock Holding
                             Company offficers to present at Gulf South Bank Conference"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
April 22, 2004

For More Information
George A. Schloegel, Chief Executive Officer
Carl J. Chaney, Chief Financial Officer
Paul D. Guichet, Vice President, Investor Relations
800.522.6542 or 228.214.5242

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                     Hancock Holding Company officers to present at Gulf South Bank Conference

     GULFPORT,  MS (April 22,  2004) - Monday,  April 26, 2004,  at 3:00 p.m.  (CST),  officers of Hancock  Holding
Company  (NASDAQ:  HBHC),  parent company of Hancock Bank, will address  financial  analysts from across the nation attending the 8th annual Gulf South Bank Conference at the Ritz-Carlton Hotel in New Orleans, LA.

     At the  conference,  Hancock Chief Executive  Officer George A. Schloegel and Chief Financial  Officer Carl J.
Chaney will highlight the company's financial  performance,  corporate business  strategies,  and economic profiles of Hancock's Gulf South markets.

     Investors  may  access  a  live,   listen-only   webcast  of  Schloegel  and  Chaney's  comments  by  visiting
www.hancockbank.com.  The  presentation  will  be  archived  and  available  for two  weeks  after  the  conference concludes.

     Hancock  Holding  Company  subscribes  to the highest  standards of corporate  responsibility  with respect to legal,  moral, and regulatory  relationships  with  shareholders,  customers,  employees,  and communities  Hancock serves.  Accordingly,  these unwavering  business  principles support a corporate culture of ethical compliance and accountability  that ensures that  financial  statements  are prepared and audited in  accordance  with  accounting principles  generally  accepted in the United States of America (GAAP).  The Company's systems of internal controls and risk management processes are in place and fully functional.

     Hancock Holding  Company - parent company of Hancock Bank  (Mississippi),  Hancock Bank of Louisiana,  Hancock
Bank of Florida and Magna  Insurance  Company - has assets of $4.366  billion at March 31,  2004.  Founded in 1899,
Hancock  Bank stands  among the  strongest,  safest  five-star  financial  institutions  in America.  Hancock  Bank operates 103  full-service  offices and more than 140  automated  teller  machines  throughout  South  Mississippi,
Louisiana  and Florida as well as  subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock  Insurance  Agency,
Hancock Mortgage Corporation and Harrison Finance Company.  Investors can access additional  corporate  information or online banking and bill pay services at www.hancockbank.com.

    "SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
    Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides a safe  harbor for such disclosure,  which protects the companies from unwarranted  litigation if actual results are different from management  expectations.  This release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  company performance, and  financial  results.  These  forward-looking  statements  are  subject  to  a  number  of  factors  and uncertainties  which could cause the company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements

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